[logo - American Funds(R)]

The right choice for the long termSM

AMERICAN MUTUAL FUND

Annual report for the year ended October 31, 2002

[cover: country road curving past tree in meadow]

AMERICAN MUTUAL FUND(R)

American Mutual Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

American Mutual Fund strives for the balanced accomplishment of three objectives -- current income, growth of capital and conservation of principal -- through investments in companies that participate in the growth of the American economy.

CONTENTS
Letter to shareholders                                                    1
The value of a long-term perspective                                      3
The importance of dividends                                               6
Accounting practices and corporate governance                            11
The multiple portfolio counselor system                                  12
Investment portfolio                                                     13
Financial statements                                                     19
Fund Directors and officers                                              30
The American Funds family                                        back cover

DIVIDENDS AND CAPITAL GAIN DISTRIBUTION PAID IN CALENDAR 2002

For tax purposes, here are the income dividends and capital gain distribution Class A shareholders received in calendar 2002.

INCOME DIVIDENDS PER SHARE:          CAPITAL GAIN DISTRIBUTION PER SHARE:
$0.130 paid 3/22/02                  $0.310 paid 12/6/02
$0.130 paid 6/24/02
$0.130 paid 9/23/02
$0.130 paid 12/6/02

A Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2002, will be mailed to you with Your American Funds Tax Guide in late January.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2002 (the most recent calendar quarter):

                                              1 year                5 years              10 years
Class A shares:
Reflecting 5.75% maximum sales charge
     Average annual compound return            --                    +1.35%                +8.87%
     Total return                             -17.34%                +6.93%              +133.98%

Results for other share classes can be found on page 29. For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

ABOUT OUR COVER: The road to financial security can be long with many twists and turns. For more than 52 years, American Mutual Fund's focus on current income, growth of capital and preservation of principal have helped many investors make the journey.

FELLOW SHAREHOLDERS:

[photo: country road curving past tree in meadow]

The last year has been brutal for the stock market. A recession, a series of high-profile corporate scandals, the ever present shadow of terrorism and the growing possibility of war with Iraq have combined to undermine investor confidence and drag stock prices to a five-year low.

Against this gloomy backdrop, American Mutual Fund suffered its first full-year negative return since 1990. At the same time, the fund's conservative approach and focus on the balanced accomplishment of three objectives -- current income, preservation of principal and capital appreciation -- helped cushion the blow. For the 12 months ended October 31, 2002, the fund posted a total return of -8.4%, while the unmanaged Standard & Poor's 500 Composite Index had a total return of -15.1%.

During the fiscal year, investors earned an income return of 2.5%, well above the 1.5% income return of the S&P 500. Investors received quarterly dividends totaling 57 cents a share and a capital gain dividend of 65 cents a share paid in December 2001.

While we find no pleasure in reporting a loss, it is important to view it within the context of a full stock market cycle. From its low on August 31, 1998 to its high on March 24, 2000, the S&P 500's total return was 62.7%. American Mutual Fund's was 12.8%. But from the March 2000 high to the low of October 9, 2002, the S&P's total return was -47.4% -- while the fund's total return was -7.1%. Using the 1998 to 2002 lows as bookends, the S&P lost 14.3%, while American Mutual Fund gained 4.8%. The message is clear: Over a full market cycle, the fund has historically done relatively well. It tends to lag when the stock market is rising sharply. But it has held up when it is falling, as has been the case during every significant stock market decline since the fund's inception in 1950. (Please see the table on page 10.)

[Begin Sidebar]
UP AND DOWN CYCLES
               Low to high              High to low               Low to low
            8/31/98 - 3/24/00        3/24/00 - 10/9/02         8/31/98 - 10/9/02

AMF              +12.8%                    -7.1%                     +4.8%
S&P 500          +62.7%                   -47.4%                    -14.3%

AMF results include reinvestment of dividends and capital gains. S&P 500 results assume monthly reinvestment of dividends.
[End Sidebar]

PORTFOLIO REVIEW

The fund focuses on established, dividend-paying companies that are well managed and reasonably priced. Our largest holdings are concentrated in traditional industries such as telecommunications, oil & gas, banking, pharmaceuticals and electric utilities. The stocks we own within these industries have strong market positions and a proven history of growing revenues and profits over a period of many years.

Although the vast majority of the fund's assets (78.5% as of October 31) are concentrated in stocks, we also have maintained sizable positions in short-term bonds and cash. Bonds have helped the fund achieve its current income objective while our cash reserves have enabled us to buy stocks when the market was falling, particularly during the sharp selloffs of July and early October.

THE INCOME CHALLENGE

Achieving American Mutual Fund's income objective continues to be challenging. To be eligible for the fund's portfolio, every company must pay a dividend. But the universe of dividend-paying companies has been shrinking for years, giving us fewer companies from which to choose. Compounding the problem has been the sharp decline in short-term interest rates, which now stand at 40-year lows. Low interest rates are great if you're borrowing money, but can generate little income for an investor. Accordingly, we were forced to reduce the fund's quarterly dividend to 13 cents per share earlier this year. (For a more detailed discussion on dividends and current income, please see the feature beginning on page 6.)

[Begin Sidebar]
Since its inception 52 years ago, American Mutual Fund has produced an average annual return of 12.4% [End Sidebar]

THE ROAD AHEAD

Although the stock market's downturn has been long and steep, it is hardly surprising given the extraordinary period that preceded it. The S&P 500's rise in the last half of the 1990s -- gaining 20% or more for five years in a row -- was unprecedented and pushed valuations to astronomical and unsustainable levels never seen before. It stood to reason that the fall from that peak would also be extraordinary. During this difficult period, we have preserved most of the fund's assets. And with our sizable cash reserves, we are well-positioned to take advantage of the future.

There have been four "great" bear markets of the past three-quarters of a century: 1929-32, 1937-42, 1973-74 and now this one. Although different in some respects, all have one common thread: They are accompanied by lots of bad news -- economic and political -- and in the case of the first three, touched bottom before the bad news dissipated. We have certainly had our share of bad news lately -- and could be in for more. We live in uncertain times and that can be emotionally unsettling. Yet in the past, with stock prices depressed, that has been a good time to invest.

Since its inception 52 years ago, American Mutual Fund has produced an average annual return of 12.4% for its shareholders, compared with the S&P 500's 11.8%. The fund has also been less volatile than its benchmark. That record -- built on an intensive research process, a unique portfolio management system and a steady focus on generating income, preserving principal and growing capital -- has been consistent, through good times and bad. We believe the fund's long-term future can be as bright as its past and very much appreciate your continued support.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton
James K. Dunton
Chairman of the Board

/s/ Robert G. O'Donnell
Robert G. O'Donnell
President

December 13, 2002

THE VALUE OF A LONG-TERM PERSPECTIVE

RESULTS OF A $10,000 INVESTMENT IN AMERICAN MUTUAL FUND

For more than 50 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund's results with the return on other investments is through its "total return."

Total return is a combination of income return and capital results. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 -- when the fund began operations -- through October 31, 2002. The table beneath the chart shows the fund's total return in each of the 52 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $4,406,372.1,2 Incidentally, over the fund's lifetime, $10,000 in a savings account, with all interest compounded, would have grown to $131,387.4

You can use this table to estimate how the value of your own holding has grown over the years. Let's say, for example, that you have been reinvesting all your dividends and want to know how your investment has done since the end of 1992. At the time, the table indicates the value of the investment illustrated here was $1,690,017. Since then, it has more than doubled to $4,406,372. Thus, in the same period, the value of your 1992 investment -- regardless of its size -- also has more than doubled.

The fund's 30-day yield for Class A shares as of November 30, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 2.12%.

Average annual compound returns
(based on a $1,000 investment with all distributions reinvested)

Class A shares (reflecting 5.75% maximum sales charge)*

                            For periods ended
                                 10/31/02
1 year                           -13.70%
5 years                           +2.60%
10 years                          +9.41%

*Sales charges are lower for accounts of $25,000 or more.

[mountain chart]

Date          American Mutual Fund             American Mutual Fund
              with dividends reinvested        with dividends excluded
              (000's)/1,2/                    (000's)/1,3/

2/21/50       $9.4                             $9.4

7/13/50       9.0                              8.9

10/7/50       10.3                             10.1

10/31/50      10.0                             9.7

10/31/51      12.2                             11.3

7/16/52       13.4                             12.2

10/31/52      13.2                             11.7

3/19/53       14.6                             12.9

9/14/53       13.0                             11.3

10/31/53      14.1                             12.0

10/31/54      19.3                             15.9

9/23/55       26.7                             21.6

10/31/55      25.1                             20.1

8/2/55        31.9                             25.0

10/31/56      29.7                             23.1

12/31/56      30.8                             24.1

10/22/57      26.8                             20.3

10/31/57      28.1                             21.2

1/2/58        27.9                             20.9

9/30/58       34.8                             25.7

10/31/58      36.1                             26.5

8/3/59        43.5                             31.3

10/31/59      41.5                             29.7

12/31/59      43.3                             31.0

9/28/60       40.3                             28.0

10/31/60      40.9                             28.4

10/31/61      54.3                             36.8

12/12/61      57.1                             38.7

6/25/62       42.7                             28.5

10/31/62      46.6                             30.7

10/31/63      61.3                             39.3

10/31/64      71.4                             44.6

6/28/65       70.4                             43.5

10/31/65      79.9                             48.8

12/17/65      82.3                             50.2

10/7/66       71.7                             42.5

10/31/66      77.6                             46.1

1/4/67        79.9                             47.1

9/25/67       98.6                             57.3

10/31/67      92.8                             53.6

3/25/68       89.2                             51.1

10/31/68      109.6                            61.3

11/29/68      115.0                            64.3

10/9/69       98.4                             53.0

10/31/69      103.2                            55.7

5/26/70       78.4                             41.4

10/31/70      93.3                             48.1

4/29/71       121.0                            61.1

10/31/71      113.0                            56.0

11/23/71      106.4                            52.8

8/23/72       128.1                            61.7

10/31/72      125.2                            59.7

12/11/72      136.0                            64.9

8/22/73       112.2                            51.9

10/31/73      124.8                            57.1

3/14/74       126.3                            57.1

10/3/74       91.0                             38.8

10/31/74      105.1                            45.0

12/6/74       96.9                             41.5

7/15/75       138.2                            56.9

10/31/75      132.2                            53.3

12/5/75       130.3                            52.6

9/21/76       174.0                            68.0

10/31/76      167.4                            64.3

12/31/76      182.7                            70.1

10/31/77      176.4                            64.6

1/26/78       175.8                            63.5

9/12/78       229.3                            80.8

10/31/78      198.8                            69.1

10/5/79       257.9                            86.4

10/31/79      232.8                            77.0

10/15/80      315.9                            100.7

10/31/80      303.6                            95.4

6/23/81       350.4                            107.6

9/25/81       317.8                            96.4

10/31/81      334.1                            99.9

8/10/82       334.4                            93.8

10/22/82      434.7                            120.5

10/31/82      426.4                            118.2

1/3/83        444.3                            120.5

10/10/83      562.8                            149.6

10/31/83      544.9                            143.3

11/29/83      564.8                            148.5

7/24/84       507.7                            128.7

10/31/84      577.2                            144.4

1/4/85        583.5                            144.2

7/17/85       705.0                            170.3

10/31/85      701.8                            167.6

9/4/86        936.5                            217.0

10/31/86      913.1                            209.4

8/25/87       1,136.9                          253.2

10/19/87      886.3                            195.6

10/31/87      960.9                            212.1

12/4/87       893.6                            197.3

6/22/88       1,071.4                          229.9

10/31/88      1,081.2                          227.1

1/3/89        1,071.7                          220.6

10/31/89      1,299.8                          259.4

12/13/89      1,346.6                          268.7

10/31/90      1,239.3                          235.2

1/9/91        1,280.5                          238.5

8/28/91       1,533.1                          279.4

10/31/91      1,544.4                          278.5

12/10/91      1,500.8                          267.7

8/3/92        1,715.8                          299.7

10/31/92      1,690.0                          292.2

12/4/92       1,721.0                          294.5

10/15/93      2,018.7                          335.9

10/31/93      2,004.9                          333.6

11/1/93       2,003.1                          333.3

4/4/94        1,902.0                          313.6

10/31/94      2,039.9                          326.4

12/8/94       1,968.4                          311.8

10/19/95      2,505.2                          386.1

10/31/95      2,473.4                          381.2

1/10/96       2,579.7                          394.3

10/21/96      2,965.1                          442.2

10/31/96      2,940.7                          438.6

12/16/96      2,977.6                          440.7

10/7/97       3,809.7                          552.3

10/31/97      3,652.2                          529.4

1/9/98        3,718.5                          535.7

4/17/98       4,289.1                          614.0

10/31/98      4,205.5                          594.2

11/23/98      4,395.6                          621.0

12/14/99      4,240.0                          595.3

10/31/99      4,584.2                          631.8

11/16/00      4,643.6                          640.0

3/7/00        3,918.1                          536.6

10/31/00      4,639.4                          620.1

5/21/01       5,217.4                          686.7

9/21/01       4,560.8                          591.1

10/31/01      4,811.5                          623.6

3/19/02       5,400.3                          694.8

10/9/02       3,957.0                          500.4

10/31/02      4,406.4                          557.2



Date                  Standard & Poor's 500
                      Composite Index
                      with dividends
                      reinvested

2/21/50               $10,000

3/9/50                9,980

10/24/50              12,242

10/31/50              12,023

12/4/50               11,811

10/15/51              15,620

10/31/51              15,125

11/24/51              14,703

8/8/52                17,629

10/31/52              17,157

1/5/53                18,855

9/14/53               16,653

10/31/53              18,185

11/17/53              17,970

10/6/54               25,456

10/31/54              24,752

11/1/54               24,838

9/23/55               36,907

10/31/55              34,492

11/1/55               34,443

8/2/56                41,741

10/31/56              38,605

7/15/57               42,684

10/22/57              34,205

10/31/57              36,168

12/18/57              34,818

10/13/58              47,125

10/31/58              47,009

11/25/58              46,725

8/3/59                56,925

10/31/59              54,385

1/5/60                57,428

10/25/60              51,038

10/31/60              52,268

11/1/60               52,806

10/31/61              69,287

12/12/61              73,541

6/26/62               53,780

10/31/62              59,004

11/1/62               59,630

10/28/63              80,093

10/31/63              79,835

11/22/63              75,088

10/12/64              94,552

10/31/64              94,408

6/28/65               92,427

10/27/65              105,817

10/31/65              106,023

2/9/66                108,804

10/7/66               86,547

10/31/66              95,134

11/22/66              94,505

9/25/67               118,979

10/31/67              115,082

3/5/68                108,692

10/21/68              132,432

10/31/68              130,788

11/29/68              137,411

7/29/69               115,515

10/31/69              126,935

11/10/69              128,357

5/26/70               92,108

10/31/70              112,877

11/18/70              112,254

4/28/71               143,982

10/31/71              131,895

11/23/71              126,198

8/14/72               161,027

10/31/72              160,791

1/11/73               174,099

8/22/73               148,093

10/31/73              160,825

11/1/73               159,934

10/3/74               96,094

10/31/74              114,517

12/6/74               101,201

7/15/75               152,757

10/31/75              144,279

12/5/75               141,160

9/21/76               180,440

10/31/76              173,368

12/31/76              182,351

10/25/77              159,782

10/31/77              162,890

3/6/78                156,091

9/12/78               197,202

10/31/78              173,229

11/14/78              172,001

10/5/79               217,506

10/31/79              200,011

3/27/80               196,407

10/15/80              275,888

10/31/80              264,126

11/28/80              292,265

9/25/81               243,451

10/31/81              265,623

8/12/82               233,339

10/20/82              320,276

10/31/82              308,890

11/23/82              307,088

10/10/83              415,677

10/31/83              395,213

1/6/84                412,027

7/24/84               368,402

10/31/84              420,380

12/13/84              411,175

7/17/85               509,869

10/31/85              501,639

11/4/85               505,418

9/4/86                691,048

10/31/86              668,098

8/25/87               943,691

10/19/87              632,928

10/31/87              710,847

12/4/87               634,197

10/21/88              827,986

10/31/88              815,773

11/16/88              771,471

10/9/89               1,087,429

10/31/89              1,030,770

7/16/90               1,143,973

10/11/90              924,581

10/31/90              953,671

11/7/90               959,977

8/28/91               1,275,819

10/31/91              1,272,350

11/29/91              1,221,224

9/14/92               1,415,354

10/31/92              1,398,929

11/4/92               1,393,683

10/15/93              1,611,215

10/31/93              1,607,499

2/2/94                1,667,508

4/4/94                1,552,617

10/31/94              1,669,519

12/8/94               1,579,580

10/19/95              2,140,536

10/31/95              2,110,427

11/1/95               2,120,298

10/18/96              2,635,548

10/31/96              2,618,637

11/1/96               2,613,067

10/7/97               3,713,963

10/31/97              3,459.189

11/12/97              3,426,436

7/17/98               4,535,102

10/31/98              4,219,865

11/3/98               4,266,609

7/16/99               5,497,678

10/31/99              5,302,788

3/24/00               5,967,503

10/12/00              5,229,586

10/31/00              5,625,358

11/6/2000             5,636,378

9/21/01               3,842,757

10/31/01              4,225,243

1/4/02                4,686,796

10/9/02               3,141,633

10/31/02              3,587,381


$131,387/4/     Average savings institution with interest compounded

$10,000         Original investment





Year ended October 31                         1950#           1951            1952           1953           1954            1955

Year-by-year summary of results

Dividends reinvested5                          $310            532             524            580            613             667
Value at year-end1                          $10,018         12,234          13,164        14,076          19,261          25,050
Dividends excluded6                            $307            507             478            579            516             544
Value at year-end1                           $9,708         11,334          11,710         12,009         15,876          20,087

Annual percentage returns assuming reinvestment of dividends

Income return1                                3.1%            5.3             4.3            4.4            4.4              3.5
Capital results1                             (2.9)           16.8             3.3            2.5           32.4             26.6
AMF total return                               0.2           22.1             7.6            6.9           36.8             30.1

Year ended October 31                          1956           1957            1958           1959           1960            1961

Year-by-year summary of results

Dividends reinvested5                          789            910           1,009          1,050          1,209            1,258
Value at year-end1                          29,652         28,050          36,140         41,489         40,865           54,348
Dividends excluded6                            626            703             754            763            855              865
Value at year-end1                          23,142         21,241          26,511         29,668         28,371           36,806

Annual percentage returns assuming reinvestment of dividends

Income return1                                 3.2            3.1             3.6            2.9            2.9              3.1
Capital results1                              15.2          (8.5)            25.2           11.9          (4.4)             29.9
AMF total return                              18.4          (5.4)            28.8           14.8          (1.5)             33.0

Year ended October 31                          1962           1963            1964           1965           1966            1967

Year-by-year summary of results

Dividends reinvested5                        1,372          1,523           1,697          1,845          2,271            2,568
Value at year-end1                          46,572         61,289           71,355         79,919        77,646           92,836
Dividends excluded6                            920            993           1,078          1,143          1,372            1,507
Value at year-end1                          30,677         39,309          44,625         48,769         46,067           53,558

Annual percentage returns assuming reinvestment of dividends

Income return1                                 2.5            3.3             2.8            2.6            2.8              3.3
Capital results1                            (16.8)           28.3            13.6            9.4          (5.6)             16.3
AMF total return                            (14.3)           31.6            16.4           12.0          (2.8)             19.6

Year ended October 31                          1968           1969            1970           1971           1972            1973

Year-by-year summary of results

Dividends reinvested5                        3,152          3,762           4,169          4,423          4,711            5,070
Value at year-end1                         109,586        103,216          93,358        112,886        125,226          124,800
Dividends excluded6                          1,796          2,076           2,210          2,246          2,302            2,382
Value at year-end1                          61,257         55,651          48,100         55,961         59,737           57,130

Annual percentage returns assuming reinvestment of dividends

Income return1                                 3.4            3.4             4.0            4.7            4.2              4.0
Capital results1                              14.6          (9.2)          (13.6)           16.2            6.7            (4.3)
AMF total return                              18.0          (5.8)           (9.6)           20.9           10.9            (0.3)

Year ended October 31                          1974           1975            1976           1977           1978            1979

Year-by-year summary of results

Dividends reinvested5                        7,273          7,299           7,881          8,603          9,989           11,322
Value at year-end1                         105,122        132,196         167,379        176,434        198,947          232,805
Dividends excluded6                          3,257          3,053           3,121          3,245          3,582            3,861
Value at year-end1                          44,985         53,330          64,276         64,554         69,119           76,959

Annual percentage returns assuming reinvestment of dividends

Income return1                                 5.8            6.9             6.0            5.1            5.7              5.7
Capital results1                            (21.6)           18.9            20.6            0.3            7.1             11.3
AMF total return                            (15.8)           25.8            26.6            5.4           12.8             17.0

Year ended October 31                          1980           1981            1982           1983           1984            1985

Year-by-year summary of results

Dividends reinvested5                       13,853         16,351          26,841         26,227         26,606           30,124
Value at year-end1                         303,585        334,117         426,438        544,917        577,161          701,836
Dividends excluded6                          4,491          5,045           7,806          7,123          6,868            7,402
Value at year-end1                          95,432         99,943         118,168        143,286        144,417          167,598

Annual percentage returns assuming reinvestment of dividends

Income return1                                 6.0            5.4             8.0            6.2            4.9              5.2
Capital results1                              24.4            4.7            19.6           21.6            1.0             16.4
AMF total return                              30.4           10.1            27.6           27.8            5.9             21.6

Year ended October 31                          1986           1987            1988           1989           1990            1991

Year-by-year summary of results

Dividends reinvested5                       34,058         39,286          50,009         59,908         66,101           71,768
Value at year-end1                         913,072        960,889        1,081,202      1,299,788     1,239,346        1,544,414
Dividends excluded6                          8,006          8,877          10,831         12,336         12,953           13,358
Value at year-end1                         209,413        212,116         227,085        259,386        235,204          278,500

Annual percentage returns assuming reinvestment of dividends

Income return1                                 4.9            4.3             5.2            5.5             5.1             5.8
Capital results1                              25.2            0.9             7.3           14.7           (9.8)            18.8
AMF total return                              30.1            5.2            12.5           20.2           (4.7)            24.6

Year ended October 31                          1992           1993            1994           1995           1996            1997

Year-by-year summary of results

Dividends reinvested5                       67,509         70,887          76,470         83,157         90,174           95,003
Value at year-end1                       1,690,017      2,004,864       2,039,874      2,473,446      2,940,742        3,652,205
Dividends excluded6                         11,977         12,074          12,539         13,110         13,724           14,010
Value at year-end1                         292,156        333,581         326,417        381,224        438,613          529,422

Annual percentage returns assuming reinvestment of dividends

Income return1                                 4.4            4.2             3.8            4.1            3.6              3.2
Capital results1                               5.0           14.4           (2.1)           17.2           15.3             21.0
AMF total return                               9.4           18.6             1.7           21.3           18.9             24.2

Year ended October 31                          1998           1999            2000           2001           2002

Year-by-year summary of results

Dividends reinvested5                      104,111        110,494          132,206        145,406        121,358
Value at year-end1                       4,205,471      4,584,199        4,639,429      4,811,535      4,406,372
Dividends excluded6                         14,947         15,465          18,012         19,211          15,592
Value at year-end1                         594,159        631,823         620,069        623,599         557,186

Annual percentage returns assuming reinvestment of dividends

Income return1                                 2.9            2.6             2.9            3.1             2.5
Capital results1                              12.2            6.4           (1.7)            0.6          (10.9)
AMF total return                              15.1            9.0             1.2            3.7           (8.4)

AVERAGE ANNUAL COMPOUND RETURN FOR AMF'S LIFETIME

Income return1                                               4.11%
Capital results1                                             8.14%
AMF total return                                           12.25%1


#Fund began operations February 21, 1950.

Past results are not predictive of future results.

The S&P 500 index is unmanaged; does not reflect sales charges, commissions or expenses; cannot be invested in directly and reflects monthly dividends reinvested.

1These figures, unlike those shown earlier in this report, reflect payment of the 5.75% maximum sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. The maximum initial sales charge was 8.5% prior to July 1, 1988. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. No adjustment has been made for income or capital gain taxes.
2 Includes reinvested capital gain distributions totaling $2,886,337 in the years 1950-2002 and reinvested dividends. The total "cost" of this investment was $1,666,283 ($10,000 plus $1,656,283 in reinvested dividends).
3 Includes reinvested capital gain distributions taken in shares totaling $487,550 but does not reflect income dividends taken in cash. 4 Reflects all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983. Results based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board.
5 Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982,
  $3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990 and $8,996 in
  1991.
6 Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982,
  $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990 and $1,707 in
  1991.




THE IMPORTANCE OF DIVIDENDS

[photograph: close-up of hibiscus flower along wood fence]

"Do you know the only thing that gives me pleasure? It's to see my dividends coming in."

--John D. Rockefeller, 1901

[photograph: man walking on path in meadow, along wood fence]

What could dividends have mattered to John D. Rockefeller? After all, this was history's first billionaire, an oil baron who at the height of his fortune and fame was worth approximately 1% of the United States' entire gross national product -- a figure no individual has since matched. Yet Rockefeller understood that dividends -- a company's distribution of its earnings to its shareholders -- represented a steady stream of cold hard cash: safe, tangible and comforting. Important things -- even for a billionaire.

We think so, too. That is why dividends play such a big role in the quest for current income which, along with growth of capital and preservation of principal, are American Mutual Fund's three objectives.

Over time, dividends can have a major influence on an investment portfolio's total return. How major? From January 1, 1926 to October 31, 2002, dividends accounted for 45% of the annualized return from common stocks.

Yet that compelling argument seemed lost on many investors during the late 1990s when the stock market -- as measured by the S&P 500 -- rose 20% or more for an unprecedented five consecutive years. The bear market (defined here as a sustained 20% drop in the S&P) that began in March 2000 has changed that, serving a cruel reminder to investors: dividends count.

PAY ME NOW-- AND PAY ME LATER

When the stock market is falling, dividend payments can cushion the blow for investors. Consider this: American Mutual Fund's benchmark, the S&P 500, needed
5.8 years to fully recover from the bear market of 1973-74 on a price appreciation basis. If monthly reinvested dividends are included, the S&P bounced back in just 1.8 years.

But it may take the broader market longer to bounce back from this bear market, because fewer companies are paying dividends now. When the stock market began to climb in 1974, nine out of ten companies in the S&P 500 paid them. Today, seven out of ten do.

In contrast, only dividend-paying stocks can be owned in American Mutual Fund. The fund, therefore, has traditionally had a higher dividend yield than the S&P. This helps explain why the fund has held up better than its benchmark during this bear market -- and in the other bear markets that have occurred in the fund's 52-year history.

"A big part of that consistency comes from simply avoiding companies that don't pay dividends," says Dale Harvey, one of American Mutual Fund's five portfolio counselors. "Most of the companies that don't pay them hope that investors will be rewarded later on with a higher share price. But would you rather wait for an uncertain reward in the future -- or be rewarded with a steady stream of dividends today plus participation in the stock's price appreciation tomorrow?"

Taking the bird-in-hand argument a step further, another portfolio counselor, Mike Shanahan, says that dividends are also attractive given the uncertain times in which we live. "Dividends can't be faked. They are reliable. They're not dependent on what someone else wants to pay for your stock. It is perhaps the clearest signal you can get on the stability of a company. I think that is very important." Mike, who has seen plenty of market swings during his 37 years in the business, adds that over the long run, "dividends should play a significant role for investors seeking decent investment returns."

[bar chart]
[Begin Sidebar]
HIGHER YIELDS OVER TIME-- AMF VERSUS THE S&P 500

Year    S&P 500   AMF

1983    4.30%     4.88
1984    4.47      4.60
1985    4.14      4.28
1986    3.38      3.70
1987    3.46      3.92
1988    3.30      4.59
1989    3.21      4.67
1990    3.91      5.35
1991    3.09      4.77
1992    2.95      4.01
1993    2.68      3.52
1994    2.76      3.70
1995    2.35      3.35
1996    2.10      3.03
1997    1.68      2.55
1998    1.46      2.38
1999    1.22      2.29
2000    1.15      2.52
2001    1.49      2.96
2002    1381      2.73

Year ended October 31
[End Sidebar]
[end chart]

LOW RETURNS FOR BONDS, CASH

That "significant role" Mike is talking about becomes apparent when you look at the alternatives to dividend-paying stocks. As the bear market clawed its way through many a portfolio over the last two-and-a-half years, investors responded by moving money out of stocks and into bonds and cash instruments like certificates of deposit and money market funds. That so-called "flight to quality" strategy might have been understandable -- and effective -- during the steep market downturn. But Jim Dunton, American Mutual Fund's chairman and one of its portfolio counselors, warns that just as too much exposure to stocks may have hurt investors over the past three years, too much exposure to bonds and cash for too long could deprive them of higher investment returns in the future.

"An investor can sit on cash or bonds for a while and that's OK," Jim says. "But they can't do that for very long if they hope to accumulate enough for a comfortable retirement or a child's college tuition. The kinds of returns currently offered by government bonds and cash make that impossible -- they're too low."

How low? As the chart below shows, back in 1981, a 30-year U.S. Treasury bond yielded as much as 14.68% annually, with interest exempt from state and local taxes. And because they're backed by the federal government, Treasuries are the safest investment around. If you invested $10,000 in a 30-year Treasury bond back then, you'd be raking in a guaranteed $1,468 a year in interest. Not bad. But wait -- there's more. Since bond prices go up when interest rates go down, the steady decline in rates since 1981 has made those long-term bonds even more valuable.

[Begin Sidebar]
[bar chart]
DECLINING YIELDS FOR BONDS AND CASH

Year   30-year   Three-
       Treasury  month
       bond*     secondary
                 market
                 T-bill

1981   14.68%    13.54
1982   11.17      7.71
1983   11.58      8.64
1984   11.98      9.74
1985   10.5       7.16
1986    7.7       5.18
1987    9.61      6.13
1988    8.89      7.35
1989    8         7.64
1990    8.86      7.17
1991    7.93      4.99
1992    7.53      2.86
1993    5.94      3.01
1994    7.94      4.95
1995    6.37      5.28
1996    6.81      4.99
1997    6.33      4.97
1998    5.01      3.96
1999    6.26      4.86
2000    5.8       6.11
2001    5.32      2.16
2002    5.07      1.58


Year ended October 31

Source: Federal Reserve Board
*As of February 2002, the Treasury Long Term Average has changed from 30 years to 25 years and above.
[end chart]
[End Sidebar]

[photograph: fall landscape]

[photograph: close-up of the feet of two people walking on dirt road]

So you could move money into a Treasury bond today, but your interest income won't be very much -- about 5% per year. That might sound okay when stocks are falling, as they have in the last two-and-a-half years. But remember: Interest rates and prices move in opposite directions. With interest rates now at 40-year lows, even a modest rise in interest rates will make your bonds worth less -- mitigating the benefit of your interest income.

"It's very important for investors to understand interest rate risk," notes Bob O'Donnell, another of American Mutual Fund's portfolio counselors and its president. "If rates were to rise in the future -- which at some point is likely to occur -- then bondholders could see some loss of principal."

What about cash? Perhaps a money market fund or CD? Their rates are influenced by the three-month Treasury bill; the chart at left shows how much those yields have fallen over the last 21 years as well. Today, you'd make about 1.4% annually on a three-month CD or 1.0% on a money market fund -- and that's before inflation and taxes.

"That's why keeping a lot of your money in cash doesn't make sense," says Dale Harvey. "You can't keep up with inflation, so in effect you're losing money relative to the purchasing power you're going to need some day."

Of course, even when the stock market is rising -- and there are no assurances it will rise anytime soon -- the steady income provided by bond funds and cash can help reduce an investment portfolio's overall volatility. A well-diversified portfolio should certainly hold both; how much is a subject you should discuss with your financial adviser.

CORPORATE RELUCTANCE

Given the long-term attractiveness of dividends, you'd think more companies seeking to attract new investors would pay them. But there are reasons many do not.

Instead of sharing their profits with shareholders, some companies think there are better ways to use that cash. Capital spending is one example -- a company may build a new plant, for instance. Others use their profits to acquire companies -- which helps explain the merger mania of the late 1990s. Still other companies plow part of their earnings into research and development -- software giant Microsoft is a good example of this. Then there are share buybacks, where a company uses its profits to purchase its own shares on the open market. The theory here is that by reducing the number of shares available to the public, a company's earnings per share -- a key driver of stock prices -- will go up.

Each case -- capital spending, acquisitions, R&D or share buybacks -- reflects a company's view that those things will ultimately reward shareholders more than dividends can. "But are those things really the best use of their money?" asks portfolio counselor Alan Berro. "Quite often they are not." When the economy is sluggish, companies are often quick to reduce capital spending. Acquisitions may increase a company's size, but not necessarily its profits. Spending on research and development can result in, say, a new drug or speedy computer chip -- but you'll have to wait years for those products to be profitable and boost a company's stock price. As for share buybacks, some companies announce them to great fanfare, only to scale back or drop them later on. Also, history suggests that share buybacks, when they do occur, don't always result in higher earnings per share.

[photograph: fall landscape]

[photograph: aerial view of meadow with converging dirt paths]

"If you look back in time, you'll find that many managements seem to squander their earnings on projects that are often marginal," Jim Dunton says. "If they were to give those earnings to shareholders in the form of a dividend, it would instill corporate discipline while allowing the shareholders to decide how best to use those profits."

In the end, it comes back to the rhetorical question we posed earlier: Would you rather get paid now -- or now and later?

For long-term investors seeking reliability and consistency, it's hard to beat dividends. And finding solid, dividend-paying stocks has been one of American Mutual Fund's hallmarks for more than half a century.

"Dividends are the single most important way for a company to communicate with its shareholders," says Mike Shanahan. "Dividends provide value today. Not tomorrow, not next year, but today. Perhaps others lost sight of that over the last few years. We did not."

[Begin Sidebar]
HOW AMERICAN MUTUAL FUND HAS FARED DURING MARKET DECLINES
Total returns for AMF and S&P 500. (S&P 500 assumes monthly reinvestment of dividends.)

       S&P 500          AMF
        -11.7%       - 9.7%

Jan. 5, 1953 - Sept. 14, 1953
Korean War ends; recession begins

       S&P 500          AMF
        -18.1%       -16.0%


Aug. 2, 1956 - Oct. 22, 1957
Egypt seizes Suez Canal

       S&P 500          AMF
        -26.9%       -25.0%



Dec. 12, 1961 - June 26, 1962
Stocks hit postwar highs; Kennedy
confronts steel industry

       S&P 500          AMF
        -20.5%       -15.1%


Feb. 9, 1966 - Oct. 7, 1966
Economy overheats, interest rates and taxes rise

       S&P 500          AMF
        -33.0%       -31.8%



Nov. 29, 1968 - May 26, 1970
Vietnam War sparks
civil unrest, recession

       S&P 500          AMF
        -44.8%       -32.2%


Jan. 11, 1973 - Oct. 3, 1974
OPEC oil embargo; Watergate scandal; Nixon resigns

       S&P 500          AMF
        -13.5%        +3.1%


Sept. 21, 1976 - March 6, 1978
Carter warns of impending energy crisis

       S&P 500          AMF
        -20.2%         +3.5


Nov. 28, 1980 - Aug. 12, 1982
Record-high interest
rates provoke recession

       S&P 500          AMF
        -32.8%       -21.4%


Aug. 25, 1987 - Dec. 4, 1987
Overvalued stocks
trigger market crash

       S&P 500          AMF
        -19.2%       -12.1%


July 16, 1990 - Oct. 11, 1990
Iraq invades Kuwait

       S&P 500          AMF
        -19.1%       -12.1%


July 17, 1998 - Aug. 31, 1998
"Asian flu" spreads to
Russia, igniting global
economic fears

       S&P 500          AMF
        -49.1%        -13.5%

March 24, 2000 - Oct. 9, 2002
Internet bubble bursts; terrorist strike on U.S.
[End Sidebar]




ACCOUNTING PRACTICES AND CORPORATE GOVERNANCE

Given the number of business scandals that have erupted during the past year, it's worth noting that American Mutual Fund's investment adviser, Capital Research and Management Company, has always considered corporate governance to be a vital issue and part of its intensive research process.

Corporate scandals -- which are hardly new in the annals of business history -- have a way of being uncovered in the aftermath of a bull market. A case in point: after the stock market crash of 1929, more than a few companies were shown to have created elaborate schemes to hide liabilities -- a foreshadowing of Enron's off-the-books partnerships some seven decades later.

During the so-called "go-go" years of the late 1960s and early 1970s, questions about accounting practices swirled around a number of once high-flying companies -- some of whose stock prices plunged as much as technology stocks have in the past two-and-a-half years.

Capital strongly supports legislation, signed into law this summer by President Bush, aimed at ending corporate fraud in the United States. The new law creates an independent auditing and oversight board to be supervised by the U.S. Securities and Exchange Commission, increases penalties (including stiff fines and potential jail time for corporate wrongdoers), forces speedier and more extensive financial disclosure, and creates avenues of recourse for aggrieved investors. We believe that in the long run, these reforms will strengthen corporate governance and be good for investors and for the stock market.

Through direct contact with a company's management and its proxy voting, Capital works hard to encourage wise and ethical corporate conduct. It has no hesitation about using that proxy voting to act in the best interests of shareholders whenever it is deemed necessary to do so.

[photograph: shadow of large tree against grass field]

AMERICAN MUTUAL FUND'S PORTFOLIO COUNSELORS

American Mutual Fund's portfolio counselors average 27 years of investment experience. Why five people to manage one fund? Because Capital Research and Management Company, adviser to the American Funds, has developed a unique method we call the "multiple portfolio counselor system." We believe it helps our funds achieve consistently superior long-term investment results.

Here's how it works: American Mutual Fund's assets are divided into portions. Each of the fund's five portfolio counselors manages one portion; another is managed by the fund's research analysts, who bring their own investment expertise to the table.

                                                 Years of
                                           investment experience

James K. Dunton                                    40
Mike Shanahan                                      37
Robert G. O'Donnell                                30
Alan Berro                                         16
J. Dale Harvey                                     13

THE ADVANTAGES OF THIS SYSTEM INCLUDE:

o DIVERSITY. Within the fund's overall guidelines, counselors act on their own investment convictions. This offers the best attributes of both individualism and teamwork, with no need for consensus.

o CONSISTENCY. Over time, having more than one person managing assets tends to smooth out the peaks and valleys of investing.

o CONTINUITY. Since the fund is not dependent on any single individual, when one person leaves or retires, only a portion of the portfolio changes hands. Smooth, gradual transitions help the fund maintain a steady investment approach.


American Mutual Fund
Investment portfolio, October 31, 2002

[pie chart]
Industry diversification (percent of net assets)
----------------------------------------------------------
Diversified telecommunication services               7.51 %
Oil & gas                                            6.33
Banks                                                6.15
Pharmaceuticals                                      5.97
Electric utilities                                   5.20
Other industries                                    47.31
Bonds, notes, cash & equivalents                    21.53
[end chart]

                                                      Percent
                                                       of net
Largest equity holdings                                assets
---------------------------------------------------  -----------

IBM                                                       3.15%
J.P. Morgan Chase                                          2.38
Verizon Communications                                     2.17
Norfolk Southern                                           1.66
Duke Energy                                                1.65
ChevronTexaco                                              1.61
Sprint - FON Group                                         1.56
ALLTEL                                                     1.56
H.J. Heinz                                                 1.46
Eli Lilly                                                  1.41






                                                                                                        Shares or          Market
                                                                                                 principal amount           value

Equity securities (common and convertible preferred stocks)                                                                  (000)

ENERGY
ENERGY EQUIPMENT & SERVICES  -  0.44%
Schlumberger Ltd.                                                                                         900,000         $36,099
OIL & GAS  -  6.33%
Ashland Inc.                                                                                            1,175,000          30,844
ChevronTexaco Corp.                                                                                     1,944,950         131,537
ConocoPhillips (formed by the merger of Conoco Inc. and Phillips Petroleum Co.)                         1,716,589          83,255
Exxon Mobil Corp.                                                                                       1,050,000          35,343
Kerr-McGee Corp.                                                                                        1,115,000          48,502
Marathon Oil Corp.                                                                                      2,950,000          61,655
Royal Dutch Petroleum Co. (New York registered)                                                         1,715,000          73,368
Unocal Corp.                                                                                            1,930,400          53,356
                                                                                                                          553,959

MATERIALS
CHEMICALS  -  0.68%
Air Products and Chemicals, Inc.                                                                          400,000          17,680
Praxair, Inc.                                                                                             700,000          38,150
CONTAINERS & PACKAGING  -  0.43%
Sonoco Products Co.                                                                                     1,500,000          35,250
PAPER & FOREST PRODUCTS  -  1.92%
Georgia-Pacific Corp., Georgia-Pacific Group                                                            1,900,000          23,180
International Paper Co.                                                                                 1,000,000          34,930
MeadWestvaco Corp.                                                                                      4,729,000          99,073
                                                                                                                          248,263

CAPITAL GOODS
AEROSPACE & DEFENSE  -  2.11%
Boeing Co.                                                                                                200,000           5,950
Honeywell International Inc.                                                                            2,350,000          56,259
Lockheed Martin Corp.                                                                                     525,000          30,397
Northrop Grumman Corp.                                                                                    250,000          25,782
Raytheon Co.                                                                                            1,000,000          29,500
United Technologies Corp.                                                                                 400,000          24,668
ELECTRICAL EQUIPMENT  -  0.18%
Emerson Electric Co.                                                                                      300,000          14,454
INDUSTRIAL CONGLOMERATES  -  1.31%
General Electric Co.                                                                                    4,250,000         107,312
MACHINERY  -  0.55%
Caterpillar Inc.                                                                                        1,100,000          44,935
TRADING COMPANIES & DISTRIBUTORS  -  0.70%
Genuine Parts Co.                                                                                       1,950,000          57,603
                                                                                                                          396,860

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  1.16%
Pitney Bowes Inc.                                                                                       1,900,000          63,745
ServiceMaster Co.                                                                                       3,000,000          30,750
                                                                                                                           94,495

TRANSPORTATION
ROAD & RAIL  -  2.64%
Burlington Northern Santa Fe Corp.                                                                      1,200,000          30,876
CSX Corp.                                                                                               1,244,000          34,334
Norfolk Southern Corp.                                                                                  6,731,600         135,978
Union Pacific Corp.                                                                                       250,000          14,762
                                                                                                                          215,950

AUTOMOBILES & COMPONENTS
AUTO COMPONENTS  -  0.22%
Dana Corp.                                                                                                700,000           7,000
Goodyear Tire & Rubber Co.                                                                              1,500,000          10,650
AUTOMOBILES  -  0.77%
General Motors Corp.                                                                                    1,880,000          62,510
                                                                                                                           80,160

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.50%
Leggett & Platt, Inc.                                                                                   1,100,000          22,935
Stanley Works                                                                                             550,000          17,803
TEXTILES, APPAREL & LUXURY GOODS  -  0.81%
NIKE, Inc., Class B                                                                                       500,000          23,595
VF Corp.                                                                                                1,150,000          42,343
                                                                                                                          106,676

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE  -  0.71%
McDonald's Corp.                                                                                        3,200,000          57,952

MEDIA
MEDIA  -  0.72%
Dow Jones & Co., Inc.                                                                                     250,000           8,780
Interpublic Group of Companies, Inc.                                                                    1,675,000          20,050
Knight-Ridder, Inc.                                                                                       500,000          30,090
                                                                                                                           58,920

RETAILING
MULTILINE RETAIL  -  1.24%
J.C. Penney Co., Inc.                                                                                   1,900,000          36,195
May Department Stores Co.                                                                               2,800,000          65,380
SPECIALTY RETAIL  -  1.64%
Circuit City Stores, Inc. (formerly Circuit City Stores, Inc. - Circuit City Group)                       900,000           8,919
Gap, Inc.                                                                                               1,200,000          14,124
Lowe's Companies, Inc.                                                                                    810,000          33,801
TJX Companies, Inc.                                                                                     3,750,000          76,950
                                                                                                                          235,369

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING  -  0.90%
Albertson's, Inc.                                                                                       2,527,200          56,382
Walgreen Co.                                                                                              500,000          16,875
                                                                                                                           73,257

FOOD & BEVERAGE
BEVERAGES  -  0.28%
Coca-Cola Co.                                                                                             500,000          23,240
FOOD PRODUCTS  -  2.47%
ConAgra Foods, Inc.                                                                                     1,400,000          33,950
General Mills, Inc.                                                                                     1,180,000          48,758
H.J. Heinz Co.                                                                                          3,700,000         118,992
                                                                                                                          224,940

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.70%
Kimberly-Clark Corp.                                                                                    1,110,000          57,165
PERSONAL PRODUCTS  -  0.62%
Avon Products, Inc.                                                                                     1,042,500          50,551
                                                                                                                          107,716

HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SUPPLIES  -  0.72%
Applera Corp. - Applied Biosystems Group                                                                1,176,700          23,805
Becton, Dickinson and Co.                                                                               1,200,000          35,412
HEALTH CARE PROVIDERS & SERVICES  -  0.72%
Aetna Inc.                                                                                                745,000          30,023
CIGNA Corp.                                                                                               800,000          28,912
                                                                                                                          118,152

PHARMACEUTICALS & BIOTECHNOLOGY
PHARMACEUTICALS  -  5.97%
Abbott Laboratories                                                                                       600,000          25,122
Bristol-Myers Squibb Co.                                                                                3,007,200          74,007
Eli Lilly and Co.                                                                                       2,080,000         115,440
Johnson & Johnson                                                                                       1,125,000          66,094
Merck & Co., Inc.                                                                                         750,000          40,680
Pfizer Inc                                                                                              1,680,100          53,377
Pharmacia Corp.                                                                                         1,520,000          65,360
Schering-Plough Corp.                                                                                   2,247,400          47,982
                                                                                                                          488,062

BANKS
BANKS  -  6.15%
Bank of America Corp.                                                                                   1,475,000         102,955
Bank of New York Co., Inc.                                                                                900,000          23,400
BANK ONE CORP.                                                                                          2,569,300          99,098
FleetBoston Financial Corp.                                                                             3,330,000          77,889
National City Corp.                                                                                     1,750,000          47,477
SunTrust Banks, Inc.                                                                                      200,000          12,168
Wachovia Corp.                                                                                          1,213,600          42,221
Washington Mutual, Inc.                                                                                 1,075,000          38,442
Wells Fargo & Co.                                                                                       1,168,750          58,987
                                                                                                                          502,637

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  4.75%
American Express Co.                                                                                      950,000          34,552
Citigroup Inc.                                                                                            455,441          16,829
Fannie Mae                                                                                                850,000          56,831
Household International, Inc.                                                                           3,600,000          85,536
J.P. Morgan Chase & Co.                                                                                 9,380,000         194,635
                                                                                                                          388,383

INSURANCE
INSURANCE  -  4.10%
Allstate Corp.                                                                                          2,875,000         114,368
American International Group, Inc.                                                                      1,560,600          97,616
Aon Corp.                                                                                               1,230,000          22,546
Jefferson-Pilot Corp.                                                                                   1,600,000          64,240
Lincoln National Corp.                                                                                  1,200,000          36,612
                                                                                                                          335,382

REAL ESTATE
REAL ESTATE  -  0.85%
Equity Office Properties Trust                                                                          1,100,000          26,488
Equity Residential (formerly Equity Residential Properties Trust)                                       1,800,000          42,696
                                                                                                                           69,184

SOFTWARE & SERVICES
IT CONSULTING & SERVICES  -  0.53%
Electronic Data Systems Corp.                                                                           2,860,000          43,072

TECHNOLOGY HARDWARE & EQUIPMENT
COMMUNICATIONS EQUIPMENT  -  0.31%
Harris Corp.                                                                                              600,000          15,828
Motorola, Inc.                                                                                          1,000,000           9,170
COMPUTERS & PERIPHERALS  -  4.23%
Hewlett-Packard Co. (merged with Compaq Computer Corp.)                                                 5,613,750          88,697
International Business Machines Corp.                                                                   3,260,000         257,344
SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.97%
Intel Corp.                                                                                             1,800,000          31,140
Linear Technology Corp.                                                                                 1,000,000          27,640
Texas Instruments Inc.                                                                                  1,300,000          20,618
                                                                                                                          450,437

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  7.51%
ALLTEL Corp.                                                                                            2,270,000         112,842
ALLTEL Corp. 7.75% 2005, units                                                                           $300,000          14,970
AT&T Corp.                                                                                              7,490,000          97,670
SBC Communications Inc.                                                                                 3,250,000          83,395
Sprint Corp. - FON Group, Series 1 (formerly Sprint FON Group)                                         10,300,000         127,926
Verizon Communications Inc.                                                                             4,700,000         177,472
                                                                                                                          614,275

UTILITIES
ELECTRIC UTILITIES  -  5.20%
Ameren Corp.                                                                                              300,000          12,120
American Electric Power Co., Inc.                                                                       2,735,000          70,125
Dominion Resources, Inc.                                                                                1,000,000          48,000
Exelon Corp.                                                                                            1,300,000          65,520
Progress Energy, Inc.                                                                                     600,000          25,032
Southern Co.                                                                                            2,900,000          86,130
TECO Energy, Inc.                                                                                       1,600,000          23,680
TXU Corp.                                                                                               1,100,000          15,785
Xcel Energy Inc.                                                                                        7,595,000          78,988
MULTI-UTILITIES & UNREGULATED POWER  -  1.65%
Duke Energy Corp.                                                                                       6,600,000         135,234
                                                                                                                          560,614

Miscellaneous
Miscellaneous  -  4.78%
Other equity securities in initial period of acquisition                                                                  390,469


Total equity securities (cost: $6,737,368,000)                                                                          6,415,184



                                                                                                        Principal          Market
                                                                                                           amount           value
Bonds and notes                                                                                              (000)           (000)

DIVERSIFIED FINANCIALS  -  0.49%
Household Finance Corp.:
!5.75% 2007                                                                                               $25,000         $22,375
!7.875% 2007                                                                                               18,602          17,635
                                                                                                                           40,010

TECHNOLOGY HARDWARE & EQUIPMENT  -  0.30%
Motorola, Inc. 6.75% 2006                                                                                  25,000          24,688

TELECOMMUNICATION SERVICES  -  0.92%
AT&T Corp. 6.50% 2006                                                                                      75,000          75,079

UTILITIES  -  0.13%
Virginia Electric and Power Co., 2002 Series A, 5.375% 2007                                                 9,960          10,540

AGENCY PASS-THROUGH SECURITIES (1) -  0.31%
Fannie Mae 6.00% 2017                                                                                      24,039          25,100

U.S. Treasury notes & bonds  -  1.49%
3.875% January 2009 (2)                                                                                   110,171         121,636

U.S. AGENCY SECURITIES, NON PASS-THROUGH  -  6.31%
Fannie Mae:
!4.75% 2004                                                                                               300,000         312,612
!6.00% 2005                                                                                               160,000         176,675
!5.00% 2007                                                                                                25,000          26,949
                                                                                                                          516,236


Total bonds and notes (cost: $783,617,000)                                                                                813,289



                                                                                                        Principal          Market
                                                                                                           amount           value
Short-term securities                                                                                        (000)           (000)

Federal agency discount notes  -  5.50%
Fannie Mae 1.565%-1.71% due 11/6/2002-1/29/2003                                                          $219,000        $218,712
Federal Home Loan Banks 1.64%-1.70% due 11/19/2002-1/8/2003                                                72,320          72,183
Freddie Mac 1.665%-1.70% due 11/12-12/12/2002                                                             159,900         159,733

Corporate short-term notes  -  4.85%
AIG Funding, Inc. 1.74% due 12/17/2002                                                                     38,000          37,914
American Express Credit Corp. 1.75% due 12/2-12/4/2002                                                     50,000          49,920
Citicorp 1.76% due 11/20/2002                                                                              25,000          24,976
Colgate-Palmolive Co. 1.71% due 11/1/2002 (3)                                                              16,700          16,699
IBM Credit Corp. 1.73% due 11/21/2002                                                                      21,000          20,979
Kraft Foods Inc. 1.68%-1.73% due 11/13-12/6/2002                                                           50,500          50,441
Merck & Co. Inc. 1.70%-1.75% due 11/8-12/13/2002                                                           46,500          46,441
Pfizer Inc 1.70% due 12/18/2002 (3)                                                                        50,000          49,887
Schlumberger Technology Corp. 1.74%-1.75% due 11/14-12/9/2002 (3)                                          49,000          48,919
Target Corp. 1.72% due 11/18/2002                                                                          25,000          24,979
United Parcel Service Inc. 1.70% due 11/27/2002                                                            25,000          24,968

U.S. Treasuries  -  0.63%
U.S. Treasury Bills 1.613%-1.625% due 11/14/2002-1/2/2003                                                  51,500          51,423

Certificates of deposit  -  0.31%
Wells Fargo & Co. 1.75% due 12/3/2002                                                                      25,000          25,000

Total short-term securities (cost: $923,161,000)                                                                          923,174


Total investment securities (cost: $8,444,146,000)                                                                      8,151,647
Excess of cash and receivables over payables                                                                               23,648

Net assets                                                                                                             $8,175,295

(1) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(2) Index-linked bond whose principal amount moves with a government retail price index.
(3) Restricted security that can be resold only to institutional investors.
    In practice, this security is as liquid as unrestricted securities in the portfolio.

See Notes to Financial Statements

-----------------------------------------------------------------------
Equity securities appearing in the portfolio since April 30, 2002:
-----------------------------------------------------------------------
Burlington Northern Santa Fe
General Electric


-----------------------------------------------------------------------
Equity securities eliminated from the portfolio since April 30, 2002:
-----------------------------------------------------------------------
Comerica
Consolidated Edison
FPL Group
Qwest Communications International
Sara Lee
St. Paul Companies
TRW
Waste Management



American Mutual Fund
Financial statements

Statement of assets and liabilities
at October 31, 2002
(dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market (cost: $8,444,146)                                                 $8,151,647
 Cash                                                                                                       75
 Receivables for:
  Sales of investments                                                              $17,646
  Sales of fund's shares                                                             11,458
  Dividends and interest                                                             24,021             53,125
                                                                                                     8,204,847
Liabilities:
 Payables for:
  Purchases of investments                                                           18,608
  Repurchases of fund's shares                                                        5,141
  Investment advisory services                                                        1,955
  Services provided by affiliates                                                     2,985
  Deferred Directors' compensation                                                      853
  Other fees and expenses                                                                10             29,552
Net assets at October 31, 2002                                                                      $8,175,295

Net assets consist of:
 Capital paid in on shares of capital stock                                                         $8,331,679
 Undistributed net investment income                                                                    34,615
 Undistributed net realized gain                                                                       101,500
 Net unrealized depreciation                                                                          (292,499)
Net assets at October 31, 2002                                                                      $8,175,295

Total authorized capital stock - 750,000 shares, $0.001 par value
                                                     Net assets         Shares outstanding    Net asset value
                                                                                                 per share (1)
Class A                                              $7,782,170                    385,169             $20.20
Class B                                                 155,623                      7,739              20.11
Class C                                                 106,635                      5,309              20.09
Class F                                                  54,271                      2,690              20.17
Class 529-A                                              19,337                        957              20.20
Class 529-B                                               4,952                        246              20.16
Class 529-C                                               5,806                        288              20.16
Class 529-E                                                 783                         39              20.16
Class 529-F                                                  11                          1              20.22
Class R-1                                                   131                          6              20.17
Class R-2                                                 2,513                        125              20.17
Class R-3                                                 1,524                         75              20.18
Class R-4                                                   222                         11              20.19
Class R-5                                                41,317                      2,045              20.21
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $21.43 for each.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2002
                                                                                                      (dollars in thousands)
Investment income:
 Income:
  Dividends                                                                          $191,294
  Interest                                                                             56,242           $247,536

 Fees and expenses:
  Investment advisory services                                                         25,444
  Distribution services                                                                21,646
  Transfer agent services                                                               6,498
  Administrative services                                                                 252
  Reports to shareholders                                                                 264
  Registration statement and prospectus                                                   441
  Postage, stationery and supplies                                                        901
  Directors' compensation                                                                  62
  Auditing and legal                                                                       84
  Custodian                                                                               141
  State and local taxes                                                                   103
  Other                                                                                    14
  Total expenses before reimbursement                                                  55,850
   Reimbursement of expenses                                                                2             55,848
 Net investment income                                                                                   191,688

Net realized gain and unrealized
 depreciation on investments:
 Net realized gain on investments                                                                        141,613
 Net unrealized depreciation on investments                                                           (1,129,159)
  Net realized gain and unrealized depreciation
   on investments                                                                                       (987,546)
Net decrease in net assets resulting
 from operations                                                                                       $(795,858)



See Notes to Financial Statements





Statement of changes in net assets                                                                    (dollars in thousands)

                                                                                           Year ended October 31
                                                                                            2002               2001
Operations:
 Net investment income                                                                  $191,688           $230,485

 Net realized gain on investments                                                        141,613            289,375

 Net unrealized depreciation on investments                                           (1,129,159)          (223,539)
  Net (decrease) increase in net assets
   resulting from operations                                                            (795,858)           296,321

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                                   (219,240)          (254,768)
 Distributions from net realized gain
  on investments                                                                        (238,166)          (424,843)
   Total dividends and distributions paid
    to shareholders                                                                     (457,406)          (679,611)

Capital share transactions                                                               931,720            526,983

Total (decrease) increase in net assets                                                 (321,544)           143,693

Net assets:
 Beginning of year                                                                     8,496,839          8,353,146
 End of year (including undistributed
  net investment income: $34,615 and $60,942, respectively)                           $8,175,295         $8,496,839


See Notes to Financial Statements



Notes to financial statements


1. Organization and significant accounting policies

Organization - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, growth of capital and conservation of principal - through investments in companies that participate in the growth of the American economy.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 5.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; expenses deferred for tax purposes; cost of investments sold and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2002, the cost of investment securities for federal income tax purposes was $8,455,968,000.

During the year ended October 31, 2002, the fund reclassified $5,781,000 from undistributed net realized gains to additional paid-in capital, and $1,225,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income
                                                                                               $35,468
Undistributed long-term capital gains
                                                                                               114,078
Gross unrealized appreciation on investment securities
                                                                                               873,209
Gross unrealized depreciation on investment securities
                                                                                               (1,177,530)

The tax character of distributions paid was as follows (dollars in thousands):

Year ended October 31, 2002

                           Distributions from ordinary income
Share class                             Net investment income        Short-term capital gains
Class A                                             $ 214,554                             $ -
Class B                                                 2,023                               -
Class C                                                 1,216                               -
Class F                                                   786                               -
Class 529-A(1)                                            190                               -
Class 529-B(1)                                             33                               -
Class 529-C(1)                                             40                               -
Class 529-E(1)                                              6                               -
Class 529-F(1)                                            - *                               -
Class R-1(2)                                              - *                               -
Class R-2(2)                                                6                               -
Class R-3(2)                                                6                               -
Class R-4(2)                                              - *                               -
Class R-5(2)                                              380                               -
Total                                               $ 219,240                             $ -

                            Distributions from long-term
                                           capital gains             Total distributions paid
Class A                                       $ 234,944                            $ 449,498
Class B                                           1,867                                3,890
Class C                                             949                                2,165
Class F                                             406                                1,192
Class 529-A(1)                                        -                                  190
Class 529-B(1)                                        -                                   33
Class 529-C(1)                                        -                                   40
Class 529-E(1)                                        -                                    6
Class 529-F(1)                                        -                                  - *
Class R-1(2)                                          -                                  - *
Class R-2(2)                                          -                                    6
Class R-3(2)                                          -                                    6
Class R-4(2)                                          -                                  - *
Class R-5(2)                                          -                                  380
Total                                         $ 238,166                            $ 457,406


Year ended October 31, 2001
                           Distributions from ordinary income
Share class                             Net investment income        Short-term capital gains
Class A                                             $ 253,871                             $ -
Class B                                                   666                               -
Class C(3)                                                155                               -
Class F(3)                                                 76                               -
Total                                               $ 254,768                             $ -



                           Distributions from long-term
                                          capital gains             Total distributions paid

Class A                                       $ 424,267                            $ 678,138
Class B                                             576                                1,242
Class C(3)                                            -                                  155
Class F(3)                                            -                                   76
Total                                         $ 424,843                            $ 679,611

* Amount less than one thousand.
(1) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.384% on the first $1 billion of month-end net assets and decreasing to 0.240% on such assets in excess of $8 billion. For the year ended October 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.280% of average month-end net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended October 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $19,582           $6,382        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           1,184             116          Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            736                                $131





                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             84                                 67
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A           12                                 21
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B           20                                  6
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           23                                  7
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E           1                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-F          - *                                 - *
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1           - *                                 - *
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2            3                                   2
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3            1                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4           - *                                 - *
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                           16
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Year ended October 31, 2002
                                                            Reinvestments of dividends
Share class                    Sales(1)                              and distributions
                                Amount         Shares                           Amount        Shares

Class A                    $ 1,319,714         57,361                        $ 407,040        17,365
Class B                        138,423          6,009                            3,709           161
Class C                        110,530          4,824                            2,023            89
Class F                         59,909          2,642                            1,070            47
Class 529-A(2)                  22,249            966                              190             9
Class 529-B(2)                   5,709            251                               33             2
Class 529-C(2)                   6,709            292                               40             2
Class 529-E(2)                     871             40                                6           - *
Class 529-F(2)                      11              1                              - *           - *
Class R-1(3)                       176              9                              - *           - *
Class R-2(3)                     2,574            129                                6           - *
Class R-3(3)                     1,755             86                                5           - *
Class R-4(3)                       386             21                              - *           - *
Class R-5(3)                    48,038          2,127                              204            10
Total net increase
   (decrease) in fund      $ 1,717,054         74,758                        $ 414,326        17,685

                          Repurchases(1)                      Net increase
                                 Amount          Shares             Amount        Shares

Class A                     $ (1,147,364)        (51,276)         $ 579,390        23,450
Class B                          (20,602)           (961)           121,530         5,209
Class C                          (17,033)           (794)            95,520         4,119
Class F                          (11,511)           (526)            49,468         2,163
Class 529-A(2)                      (372)            (18)            22,067           957
Class 529-B(2)                      (141)             (7)             5,601           246
Class 529-C(2)                      (127)             (6)             6,622           288
Class 529-E(2)                       (18)             (1)               859            39
Class 529-F(2)                         -               -                 11             1
Class R-1(3)                         (50)             (3)               126             6
Class R-2(3)                         (81)             (4)             2,499           125
Class R-3(3)                        (209)            (11)             1,551            75
Class R-4(3)                        (178)            (10)               208            11
Class R-5(3)                      (1,974)            (92)            46,268         2,045
Total net increase
   (decrease) in fund       $ (1,199,660)        (53,709)         $ 931,720        38,734


Year ended October 31, 2001
                                                            Reinvestments of dividends
Share class                    Sales(1)                              and distributions
                                Amount         Shares                           Amount        Shares
Class A                      $ 751,450         31,226                        $ 611,446        26,668
Class B                         54,058          2,237                            1,182            52
Class C(4)                      29,375          1,216                              146             7
Class F(4)                      15,231            630                               66             3
Total net increase
   (decrease) in fund        $ 850,114         35,309                        $ 612,840        26,730

                             Repurchases(1)                      Net increase
                                    Amount          Shares             Amount        Shares

Class A                         $ (928,739)        (38,630)         $ 434,157        19,264
Class B                             (3,895)           (163)            51,345         2,126
Class C(4)                            (774)            (33)            28,747         1,190
Class F(4)                          (2,563)           (106)            12,734           527
Total net increase
   (decrease) in fund           $ (935,971)        (38,932)         $ 526,983        23,107



* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and Class 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.

5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of October 31, 2002, the total value of restricted securities was $115,505,000, which represents 1.41% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,812,110,000 and $2,366,660,000, respectively, during the year ended October 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2002, the custodian fee of $141,000 includes $14,000 that was offset by this reduction, rather than paid in cash.





Financial Highlights (1)

                                                  Income from investment operations(2)               Dividends and distributions
                                                                                 Net
                                        Net asset                            (losses)gains          Dividends
                                           value,         Net          on securities    Total from  (from net      Distributions
                                        beginning  investment         (both realized    investment investment      (from capital
                                        of period      income         and unrealized)   operations     income)             gains)

Class A:
 Year ended 10/31/2002                     $23.22        $.49                 ($2.29)       ($1.80)     ($.57)             ($.65)
 Year ended 10/31/2001                      24.36         .65                    .19           .84       (.72)             (1.26)
 Year ended 10/31/2000                      30.09         .80                   (.74)          .06       (.74)             (5.05)
 Year ended 10/31/1999                      31.18         .82                   1.78          2.60       (.76)             (2.93)
 Year ended 10/31/1998                      30.14         .84                   3.48          4.32       (.80)             (2.48)
Class B:
 Year ended 10/31/2002                      23.13         .32                  (2.28)        (1.96)      (.41)              (.65)
 Year ended 10/31/2001                      24.30         .44                    .21           .65       (.56)             (1.26)
 Period from 3/15/2000 to 10/31/2000        21.78         .37                   2.46          2.83       (.31)                 -
Class C:
 Year ended 10/31/2002                      23.12         .30                  (2.28)        (1.98)      (.40)              (.65)
 Period from 3/15/2001 to 10/31/2001        23.48         .24                   (.35)         (.11)      (.25)                 -
Class F:
 Year ended 10/31/2002                      23.20         .47                  (2.30)        (1.83)      (.55)              (.65)
 Period from 3/15/2001 to 10/31/2001        23.54         .34                   (.35)         (.01)      (.33)                 -
Class 529-A:
 Period from 2/19/2002 to 10/31/2002        23.31         .34                  (3.07)        (2.73)      (.38)                 -
Class 529-B:
 Period from 2/19/2002 to 10/31/2002        23.31         .20                  (3.06)        (2.86)      (.29)                 -
Class 529-C:
 Period from 2/20/2002 to 10/31/2002        23.54         .21                  (3.30)        (3.09)      (.29)                 -
Class 529-E:
 Period from 3/7/2002 to 10/31/2002         24.93         .27                  (4.67)        (4.40)      (.37)                 -
Class 529-F:
 Period from 9/17/2002 to 10/31/2002        20.63         .05                   (.34)         (.29)      (.12)                 -
Class R-1:
 Period from 6/11/2002 to 10/31/2002        23.56         .12                  (3.29)        (3.17)      (.22)                 -
Class R-2:
 Period from 5/31/2002 to 10/31/2002        24.35         .14                  (4.10)        (3.96)      (.22)                 -
Class R-3:
 Period from 6/6/2002 to 10/31/2002         23.70         .17                  (3.44)        (3.27)      (.25)                 -
Class R-4:
 Period from 6/27/2002 to 10/31/2002        22.95         .17                  (2.79)        (2.62)      (.14)                 -
Class R-5:
 Period from 5/15/2002 to 10/31/2002        24.66         .26                  (4.43)        (4.17)      (.28)                 -


                                                                                                  Ratio of         Ratio of
                                                          Net asset                Net assets,    expenses       net income
                                                  Total  value, end      Total   end of period  to average       to average
                                          distributions   of period   return(3)   (in millions) net assets       net assets


Class A:
 Year ended 10/31/2002                        ($1.22)     $20.20      (8.42)%        $7,782        .60%            2.15%
 Year ended 10/31/2001                         (1.98)      23.22       3.71           8,399         .59             2.68
 Year ended 10/31/2000                         (5.79)      24.36       1.21           8,343         .59             3.29
 Year ended 10/31/1999                         (3.69)      30.09       9.00          10,421         .57             2.67
 Year ended 10/31/1998                         (3.28)      31.18      15.15          10,215         .56             2.75
Class B:
 Year ended 10/31/2002                         (1.06)      20.11      (9.11)            156        1.40             1.40
 Year ended 10/31/2001                         (1.82)      23.13       2.88              59        1.38             1.80
 Period from 3/15/2000 to 10/31/2000            (.31)      24.30      13.07              10        1.38   (5)       2.33  (5)
Class C:
 Year ended 10/31/2002                         (1.05)      20.09      (9.20)            107        1.48             1.34
 Period from 3/15/2001 to 10/31/2001            (.25)      23.12       (.48)             28        1.48   (5)       1.64  (5)
Class F:
 Year ended 10/31/2002                         (1.20)      20.17      (8.57)             54         .75             2.08
 Period from 3/15/2001 to 10/31/2001            (.33)      23.20       (.05)             12         .76   (5)       2.30  (5)
Class 529-A:
 Period from 2/19/2002 to 10/31/2002            (.38)      20.20     (11.88)             19         .70   (5)       2.25  (5)
Class 529-B:
 Period from 2/19/2002 to 10/31/2002            (.29)      20.16     (12.40)              5        1.60   (5)       1.36  (5)
Class 529-C:
 Period from 2/20/2002 to 10/31/2002            (.29)      20.16     (13.25)              6        1.59   (5)       1.38  (5)
Class 529-E:
 Period from 3/7/2002 to 10/31/2002             (.37)      20.16     (17.78)              1        1.05   (5)       1.95  (5)
Class 529-F:
 Period from 9/17/2002 to 10/31/2002            (.12)      20.22      (1.42)           - (4)        .09              .26
Class R-1:
 Period from 6/11/2002 to 10/31/2002            (.22)      20.17     (13.50)           - (4)        .58   (6)        .60
Class R-2:
 Period from 5/31/2002 to 10/31/2002            (.22)      20.17     (16.31)              3         .61   (6)        .67
Class R-3:
 Period from 6/6/2002 to 10/31/2002             (.25)      20.18     (13.87)              2         .43   (6)        .83
Class R-4:
 Period from 6/27/2002 to 10/31/2002            (.14)      20.19     (11.43)           - (4)        .25   (6)        .84
Class R-5:
 Period from 5/15/2002 to 10/31/2002            (.28)      20.21     (16.98)             41         .18             1.22







Year ended October 31
                                                                            2002        2001       2000        1999 ##

Portfolio turnover rate for all classes of shares                            31%         45%        29%         42% ##


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services. Had CRMC not paid such fees, expense ratios would have been 1.24%, .75%, .53% and .53% for Class R-1, Class R-2,
Class R-3 and Class R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.

Independent auditors' report

To the Board of Directors and Shareholders of American Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc. (the "Fund"), including the investment portfolio, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Los Angeles, California
December 3, 2002



Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended October 31, 2002, the fund paid a long-term capital gain distribution of $238,166,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 96% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 5% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


Other share class results                   unaudited

Class B, Class C, Class F and Class 529
Returns for periods ended September 30, 2002 (the most recent calendar quarter):

                                                                                        1 year           Life of class
Class B shares
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase
Average annual compound return                                                        --                    -0.90%1
Total return                                                                         -17.11%                -2.27%1

Not reflecting CDSC
Average annual compound return                                                        --                    +0.50%1
Total return                                                                         -12.95%                +1.27%1

Class C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase
Average annual compound return                                                        --                    -8.93%2
Total return                                                                         -13.87%               -13.46%2

Not reflecting CDSC
Average annual compound return                                                        --                    -8.93%2
Total return                                                                         -13.04%               -13.46%2

Class F shares3
Not reflecting annual asset-based fee
     charged by sponsoring firm
Average annual compound return                                                        --                    -8.29%2
Total return                                                                         -12.43%               -12.51%2

Class 529-A shares
Reflecting 5.75% maximum sales charge
Average annual compound return                                                        --                    --
Total return                                                                          --                   -20.52%4

Not reflecting maximum sales charge
Average annual compound return                                                        --                    --
Total return                                                                          --                   -15.67%4

Class 529-B shares
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase
Average annual compound return                                                        --                    --
Total return                                                                          --                   -20.24%4

Not reflecting CDSC
Average annual compound return                                                        --                    --
Total return                                                                          --                   -16.10%4

Class 529-C shares
Reflecting CDSC, maximum of 1%, payable
     only if shares are sold within one year of purchase
Average annual compound return                                                        --                    --
Total return                                                                          --                   -17.73%5

Not reflecting CDSC
Average annual compound return                                                        --                    --
Total return                                                                          --                   -16.91%5

Class 529-E shares3
Average annual compound return                                                        --                    --
Total return                                                                          --                   -21.25%6

Class 529-F and Class R shares
Results for Class 529-F and Class R shares are not shown because of the brief time between their initial sales and the end of the period.

1From March 15, 2000, when Class B shares were first sold. 2From March 15, 2001, when Class C and Class F shares were first sold. 3These shares are sold without any initial or contingent deferred sales charge. 4From February 19, 2002, when
Class 529-A and Class 529-B shares were first sold. 5From February 20, 2002, when Class 529-C shares were first sold. 6From March 7, 2002, when Class 529-E shares were first sold.

BOARD OF DIRECTORS AND OFFICERS

"Non-interested" Directors

                                  Year first
                                   elected a
                                  Director of
Name and age                       the fund1       Principal occupation(s) during past five years

H. Frederick Christie, 69            1972          Private investor; former President and CEO, The  Mission Group
                                                   (non-utility holding company,
                                                   subsidiary of Southern California Edison Company)

Mary Anne Dolan, 55                  1993          Founder and President, M.A.D., Inc. (communications company); former
                                                   Editor-in-Chief, Los Angeles Herald Examiner

Martin Fenton, 67                    1981          Managing Director, Senior Resource Group LLC (development and management of senior living communities)

Mary Myers Kauppila, 48              1991          Private investor; Chairman of the Board and CEO, Ladera Management
                                                   Company (venture capital and agriculture); former owner and President,
                                                   Energy Investment, Inc.

Bailey Morris-Eck, 58                1999          Senior Associate, Reuters Foundation; Senior Fellow, Institute for
                                                   International Economics; Consultant, The Independent of London

Kirk P. Pendleton, 63                1998          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Olin C. Robison, Ph.D., 66           1991          President of the Salzburg Seminar; President Emeritus, Middlebury College

Stephen B. Sample, Ph.D., 62         1999          President, University of Southern California

"Non-interested" Directors

                                     Number of
                                  boards within the
                                   fund complex2
                                      on which
Name and age                       Director serves    Other directorships3 held by Director

H. Frederick Christie, 69                19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company; Valero
                                                      L.P.

Mary Anne Dolan, 55                       3           None

Martin Fenton, 67                        16           None

Mary Myers Kauppila, 48                   5           None

Bailey Morris-Eck, 58                     3           None

Kirk P. Pendleton, 63                     6           York Group, Inc.

Olin C. Robison, Ph.D., 66                3           None

Stephen B. Sample, Ph.D., 62              2           UNOVA, Inc.; William Wrigley Jr. Company

 "Interested" Directors4

                                             Year first
                                             elected a          Principal occupation(s) during past five years
Name, age and                            Director or officer    and positions held with affiliated entities or the
position with fund                          of the fund1        principal underwriter of the fund

James K. Dunton, 64                             1984            Senior Vice President and Director, Capital
Chairman of the Board                                           Research and Management Company

Robert G. O'Donnell, 58                         1987            Senior Vice President and Director, Capital
President                                                       Research and Management Company

Chairman Emeritus
Jon B. Lovelace, Jr., 75                                        Chairman Emeritus, Capital Research and Management Company

"Interested" Directors4

                                             Number of
                                          boards within the
                                            fund complex2
Name, age and                                 on which
position with fund                         Director serves      Other directorships3 held by Director


James K. Dunton, 64                               2             None
Chairman of the Board

Robert G. O'Donnell, 58                           3             None
President

Chairman Emeritus
Jon B. Lovelace, Jr., 75                          1             None

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                            the fund1       underwriter of the fund

Timothy D. Armour, 42                           1994          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company; Director, Capital Research Company5

Joanna F. Jonsson, 39                           1997          Senior Vice President and Director, Capital Research
Senior Vice President                                         Company;5 Director, Capital International Research, Inc.5

Alan N. Berro, 42                               2000          Senior Vice President, Capital Research Company5
Vice President

J. Dale Harvey, 37                              2000          Vice President, Capital Research and Management
Vice President                                                Company; Vice President, Capital Research Company5

Stuart R. Strachan, 46                          2000          Vice President and Senior Counsel-- Fund Business
Vice President                                                Management Group, Capital Research and Management Company

Julie F. Williams, 54                           1984          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sheryl F. Johnson, 34                           1998          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Robert P. Simmer, 41                            1998          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICES

OFFICES OF THE FUND AND OF
THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)
P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY  10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in American Mutual Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employee-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.80% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.88% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.15%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. AMF-011-1202

Litho in USA CDA/AL/5999

Printed on recycled paper